Exhibit 32 (b)



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of West Pharmaceutical Services, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William, J. Federici, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.




/s/ William J. Federici
-----------------------
William J. Federici
Vice President and
Chief Financial Officer


March 12, 2004